UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2012

W. P. CAREY INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-13779 (Commission File Number)	45-4549771 (IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY (Address of Principal Executive Offices)	10020 (Zip Code)

Registrant’s telephone number, including area code:  (212) 492-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On November 8, 2012, the registrant issued an earnings release announcing its financial results for the quarter ended September 30, 2012. A copy of the earnings release is attached as Exhibit 99.1.

The information furnished pursuant to this “Item 2.02 Results of Operations and Financial Condition,” including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Act”) or the Exchange Act.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Earnings release of the registrant for the quarter ended September 30, 2012.

Cautionary Statement Concerning Forward-Looking Statements:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Federal securities laws. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey Inc. (“W. P. Carey”) and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These statements are based on the current expectations of the management of W. P. Carey.  It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of W. P. Carey. Discussions of some of these other important factors and assumptions are contained in W. P. Carey & Co. LLC’s (the “Predecessor Registrant”) filings with the Securities and Exchange Commission (“SEC”) and are available at the SEC’s website at http://www.sec.gov, including the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011 as filed with the SEC on February 29, 2012 and Exhibits 99.1 (Item 1A. Risk Factors) and 99.7 (Risk Factors Related to the REIT Conversion and Merger) to our Current Report on Form 8-K filed with the SEC on October 19, 2012.  In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the Federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

W. P. Carey Inc.

Date: November 8, 2012	By:	/s/ Mark J. DeCesaris
Mark J. DeCesaris
Chief Financial Officer and Director